Exhibit 10.1

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is dated as of October 14, 2025, by and among SHF Holdings, Inc., a Delaware corporation with offices located at 1526 Cole Boulevard, Suite 250, Golden, Colorado 80401 (the “Company”) and the investor signatory hereto (the “Holder”), and amends that certain Securities Purchase Agreement, dated as of September 30, 2025 (the “Securities Purchase Agreement”), by and among the Company and each of the investors listed on the Schedule of Buyers attached thereto. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

WHEREAS, the Company and the Holder desire to (i) amend certain provisions of the Securities Purchase Agreement pursuant to Section 9(e) thereof and (ii) amend and restate such Holder’s Warrant to correct certain scrivener’s errors pursuant to Section 11 thereof.

WHEREAS, concurrently herewith, the Company has also requested that each other Buyer, if any, (each, an “Other Holder”, and collectively, the “Other Holders”) enter into amendments in form and substance identical to this Amendment except for the payment of the Legal Fee Amount (as defined below) in accordance with Section 2.5 (each, an “Other Amendment”, and together with this Amendment, the “Amendments”).

NOW, THEREFORE, in consideration of the covenants and agreements contained therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder, intending to be legally bound, hereto agree as follows:

ARTICLE I

amendments

SECTION 1.1. Amendments to Transaction Documents. Effective as of the Effective Time (except with respect to Section 1.1(a) below, which as of the Effective Time will be deemed to be effective as of the Issuance Date), each of the Transaction Documents are hereby amended as follows:

(a) Such Holder’s Warrant shall be amended and restated in substantially the form attached hereto as Exhibit A (the “Amended and Restated Warrant”), effective as of the Issuance Date.

(b) Exhibit B to the Securities Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

(c) The defined term “Warrants” is hereby amended to include the “Amended and Restated Warrant” (as defined in this Agreement).

(d) The definition of “Transaction Documents” in the Securities Purchase Agreement is hereby amended to include the Amendments.

ARTICLE II

MISCELLANEOUS

SECTION 2.1. Acknowledgement; Ratification of Obligations. The Company and the Holder hereby confirm and agree that, except as set forth in Article I above, (i) the Securities Purchase Agreement and each other Transaction Documents are, and shall continue to be, in full force and effect, constitute legal and binding obligations of all parties thereto in accordance with its terms and are hereby ratified and confirmed in all respects, and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Company or the Holder under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document. This Amendment forms an integral and inseparable part of the Securities Purchase Agreement.

SECTION 2.2. Disclosure of Transactions and Other Material Information. On or before 9:00 a.m.., New York City time, on the first Business Day following the date of this Amendment, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Amendment in the form required by the Exchange Act and attaching the form of the Amendments as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Holder shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Holder, to issue a press release or make such other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise.

SECTION 2.3. Independent Nature of Holder’s Obligations and Rights. The obligations of the Holder under this Amendment or any other Transaction Document are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Transaction Document or Other Amendment. Nothing contained herein or in any Other Amendment or any other Transaction Document, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment or any other Transaction Document and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment and any other Transaction Document. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, any Other Amendment or out of any other Transaction Documents, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

SECTION 2.4. Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder (or any assignee thereof) with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such Other Holder than those of the Holder and this Amendment (each a “Settlement Document”). If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Holder immediately following the occurrence thereof and (ii) the terms and conditions of this Amendment and the applicable Securities (other than any limitations on conversion or exercise set forth therein) shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be), provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Amendment or the applicable Securities (as the case may be) shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this Section 2.4 shall apply similarly and equally to each Settlement Document.

SECTION 2.5. Fees. [The Company shall reimburse Kelley Drye & Warren, LLP (counsel to the lead Holder) in an aggregate non-accountable amount of $[__] (the “Legal Fee Amount”) for costs and expenses incurred by it in connection with drafting and negotiation of this Agreement.]1 Each party to this Agreement shall bear its own expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated hereby, [except as provided in the previous sentence and ]except that the Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, Depository Trust Company fees relating to or arising out of the transactions contemplated hereby.

SECTION 2.6. Effectiveness. Article I of this Amendment shall become effective upon the execution and delivery by each Other Holder of the Other Amendment of such Other Holder (the “Effective Time”).

SECTION 2.7. References. As of the Effective Time, all references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Securities Purchase Agreement and the other Transaction Documents shall refer to the Securities Purchase Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Securities Purchase Agreement (as amended hereby) and references in the Securities Purchase Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to September 30, 2025.

SECTION 2.8. Miscellaneous. Section 9 of the Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

1 Insert in CREO’s Amendment.

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

SHF HOLDINGS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

HOLDER:

[____________]

By:
Name:
Title:

EXHIBIT A

[Insert form of Amended and Restated Warrant]